SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      August 13, 2002
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)





Item 7(c).  Exhibits.

           99.1 Statement Under Oath of Alan G. Hassenfeld, Principal Executive Officer of Hasbro, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

           99.2 Statement Under Oath of David D.R. Hargreaves, Principal Financial Officer of Hasbro, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.    Regulation FD Disclosure.

           On August 13, 2002, Alan G. Hassenfeld, Chairman and Chief Executive Officer of Hasbro, Inc., and David D. R. Hargreaves, Senior Vice President and Chief Financial Officer of Hasbro, Inc., submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These statements were submitted in accordance with the Securities and Exchange Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: August 13, 2002                     By:  /s/ David D. R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)





                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated August 13, 2002


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99.1 Statement Under Oath of Alan G. Hassenfeld, Principal Executive Officer of Hasbro, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of David D.R. Hargreaves, Principal Financial Officer of Hasbro, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.